Exhibit 10.2

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 25, 2010, is entered into by and among AECOM Technology Corporation, a Delaware corporation (the “Company”), the several financial institutions identified on the signature pages hereto (hereinafter collectively referred to as the “Lenders” and individually as a “Lender”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and swing line lender (in such capacity, the “Swing Line Lender”), and Union Bank of California, N.A., Wells Fargo Bank, N.A., BMO Capital Markets Financing, Inc., and BNP Paribas, in their respective capacities as a syndication agent (each, a “Syndication Agent” and collectively, the “Syndication Agents”), with reference to the following facts:

RECITALS

A.          The Company, the Lenders, the Administrative Agent, the Swing Line Lender and the Syndication Agents are parties to the Second Amended and Restated Credit Agreement, dated as of August 31, 2007, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of December 31, 2007 (collectively, the “Credit Agreement”), pursuant to which the Lenders provide a revolving credit facility to the Company of up to $600,000,000.

B.           The Company proposes to issue up to $175,000,000 aggregate principal amount of its 5.43% Senior Notes, Due 2020 and up to $125,267,915 aggregate principal amount of its 5.62% Senior Discount Notes, Series B Notes Due 2022 (collectively, the “2010 Private Notes”).

C.           The Company anticipates that purchasers of the 2010 Private Notes will require that the Subsidiary Guarantors guarantee the Indebtedness of the Company under such notes (collectively, the “Private Note Guaranties”) and that such notes benefit from a negative pledge.

D.          While the issuance of the Private Notes themselves is permitted under Section 8.02(q) of the Credit Agreement and Contingent Obligations of otherwise permissible Subsidiary Indebtedness is permitted under Section 8.02(l) of the Credit Agreement, the Private Note Guaranties are currently regulated by the limitations set forth in Section 8.02(o) of the Credit Agreement, which would be insufficient to accommodate the Private Note Guaranties and future growth for other operational needs.

E.           The Company has requested that the Majority Lenders provide the following accommodations under the Credit Agreement in connection with the proposed 2010 Private Notes and Private Note Guaranties:

(i)            consent to the execution and delivery of the Private Note Guaranties by such Subsidiaries of the Company as are necessary to facilitate the issuance of the

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2010 Private Notes (collectively, the “Required Private Note Guarantors”) without counting the Contingent Obligations of the Required Private Note Guarantors under the Private Note Guaranties toward the dollar limitation on Indebtedness and Contingent Obligations incurred by the Company and its Subsidiaries outside the Credit Agreement which is set forth in Section 8.02(o) of the Credit Agreement; and

(ii)           amend Section 8.02(l) of the Credit Agreement to allow guaranties by Subsidiaries of Indebtedness issued by the Company that is permitted under Section 8.02 of the Credit Agreement.

F.           The Company also requests that the Majority Lenders agree to amend the definition of “Lien” set forth in Section 1.01 of the Credit Agreement to exclude negative pledges, so that negative pledges, and any agreement to grant Liens (as opposed to the actual grant of such Lien), are no longer restricted under the negative covenant relating to Liens set forth in Section 8.01 of the Credit Agreement.

G.           The Majority Lenders are willing to grant such accommodations and agree to such amendments as set forth below.

NOW, THEREFORE, the parties hereby agree as follows:

1.           Defined Terms.  Any and all initially-capitalized terms used in this Amendment (including, without limitation, in the recitals to this Amendment) without definition shall have the respective meanings assigned thereto in the Credit Agreement.

2.           Consent to Private Note Guaranties; Exclusion of Private Note Guaranties from Limitation on Contingent Obligations of Subsidiaries.  Subject to the terms and conditions of this Amendment, the Majority Lenders hereby consent to the execution and delivery of Private Note Guaranties by the Required Private Note Guarantors and agree that the Contingent Obligations of the Required Private Note Guarantors under the Private Note Guaranties shall not count toward the dollar limitation on Indebtedness and Contingent Obligations under Section 8.02(o) of the Credit Agreement.

3.           Amendment to Definition of “Liens.”  Section 1.01 of the Credit Agreement is hereby amended such that the definition of “Lien” shall read in full as follows:

“Lien” means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement or any lease in the nature thereof).

4.           Amendments to Indebtedness Negative Covenant.  Section 8.02(l) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(l)            Contingent Obligations incurred by the Company or any Subsidiary with respect to Indebtedness of the Company or any other Subsidiary which is permitted to be incurred by the Company or such Subsidiary under this Section 8.02;

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5.           Conditions Precedent.  The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions:

(i)            This Amendment.  The Administrative Agent shall have received this Amendment, duly executed by the Company and the Majority Lenders;

(ii)           Acknowledgement of Guarantors.  Each of the Guarantors shall have executed the Acknowledgement of Guarantors attached to the end of this Amendment; and

(iii)          Amendment to Foreign Subsidiary Credit Agreement.  The Administrative Agent shall have received a conforming amendment to the Foreign Subsidiary Credit Agreement, duly executed by the Borrowers and the Majority Lenders under (and as defined in) the Foreign Subsidiary Credit Agreement.

6.           Reaffirmation and Ratification.  The Company hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement and acknowledges that all of the terms and conditions of the Credit Agreement, as amended hereby, remain in full force and effect.

7.           Events of Default.  After giving effect to this Amendment, the Company is not aware of the occurrence of any Default or Event of Default under the Credit Agreement.

8.           Integration.  This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally.  All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.

9.           Counterparts.  This Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement.

10.         Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of New York.

[Rest of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

AECOM TECHNOLOGY CORPORATION,
a Delaware corporation

By:	/s/ Eric Chen
Name:	Eric Chen
Title:	SVP, Corporate Finance

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ G. Scott Lambert
Name:	G. Scott Lambert
Title:	Vice President

BANK OF AMERICA, N.A.,
as an Issuing Lender, the Swing Line Lender and a Lender

By:	/s/ Mathew Griesbach
Name:	Mathew Griesbach
Title:	Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

UNION BANK, N.A. (formerly known as Union Bank of California, N.A.), as a Syndication Agent

By:	/s/ David J. Stassel
Name:	David J. Stassel
Title:	Vice President

UNION BANK, N.A. (formerly known as Union Bank of California, N.A.), as an Issuing Lender and a Lender

By:	/s/ David J. Stassel
Name:	David J. Stassel
Title:	Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, N.A.,
as a Syndication Agent

By:	/s/ Vanessa Sheh Meyer
Name:	Vanessa Sheh Meyer
Title:	Senior Vice President

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Vanessa Sheh Meyer
Name:	Vanessa Sheh Meyer
Title:	Senior Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

BMO CAPITAL MARKETS FINANCING, INC., as a Syndication Agent and a Lender

By:	/s/ John Armstrong
Name:	John Armstrong
Title:	Director

HARRIS N.A., as an Issuing Lender
(solely with respect to Existing Letters of Credit Issued by Harris N.A.)

By:	/s/ John Armstrong
Name:	John Armstrong
Title:	Director

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

BNP PARIBAS,
as a Syndication Agent

By:	/s/ Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

By:	/s/ Mary Ann Wong
Name:	Mary Ann Wong
Title:	Vice President

BNP PARIBAS,
as an Issuing Lender and a Lender

By:	/s/ Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

By:	/s/ Mary Ann Wong
Name:	Mary Ann Wong
Title:	Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION,
as an Issuing Lender and a Lender

By:	/s/ Paul L. Hatton
Name:	Paul L. Hatton
Title:	Managing Director

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John I. Paul
Name:	John I. Paul
Title:	Portfolio Manager

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Patrik G. Norris
Name:	/s/ Patrik G. Norris
Title:	Director

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Ling Li
Name:	Ling Li
Title:	Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

COMERICA BANK,
as a Lender

By:	/s/ Don R. Carruth
Name:	Don R. Carruth
Title:	Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

FORTIS CAPITAL CORP.,
as a Lender

By:	/s/ Melissa Balley
Name:	Melissa Balley
Title:	Vice President

By:	/s/ Jacqueline Douyon
Name:	Jacqueline Douyon
Title:	Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

ARAB BANKING CORPORATION (B.S.C.),
as a Lender

By:	/s/ Robert J. Ivosevich
Name:	Robert J. Ivosevich
Title:	General Manager

ARAB BANKING CORPORATION (B.S.C.),
as a Lender

By:	/s/ Tony G. Berbal
Name:	Tony G. Berbal
Title:	Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Brandon Rolek
Name:	Brandon Rolek
Title:	Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

ACKNOWLEDGMENT OF GUARANTORS

The undersigned (collectively, the “Guarantors”) hereby acknowledge and agree to the amendment of the Second Amended and Restated Credit Agreement (the “Credit Agreement”) contained in the attached Second Amendment to Second Amended and Restated Credit Agreement (the “Amendment”), acknowledge and reaffirm their respective obligations owing to the Lenders under the Master Guaranty and Intercreditor Agreement and any other Loan Documents to which they are parties, and agree that the Master Guaranty and Intercreditor Agreement and such other Loan Documents are and shall remain in full force and effect.  Although the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Guarantors understand that neither the Administrative Agent nor any Lender has any obligation to inform the Guarantors of such matters in the future or to seek the Guarantors’ acknowledgement or agreement to future amendments to the Credit Agreement, and nothing herein shall create such a duty.

Dated: As of June 25, 2010

AECOM GLOBAL, INC.,
a Delaware corporation

AECOM GOVERNMENT SERVICES, INC.,
a Delaware corporation

AECOM SERVICES, INC. (formerly known as DMJM H&N, Inc.),
a California corporation

AECOM USA, INC. (formerly known as DMJM+Harris, Inc.),,
a New York corporation

AECOM TECHNICAL SERVICES, INC. (formerly known as Earth Tech, Inc.), a California corporation

AECOM, INC. (formerly known as ENSR Corporation),
a Delaware corporation

By:	/s/ Eric Chen
Eric Chen
Senior Vice President, Corporate
Finance and General Counsel

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]